Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

Carvana, LLC

1930 W. Rio Salado Parkway

Tempe, Arizona 85281

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Carvana Auto Receivables Trust 2021-N4, Asset-Backed Notes, Series 2021-N4. Carvana, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Credit Suisse Securities (USA) LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wells Fargo Securities, LLC and Robert W. Baird & Co. Inc. (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 18, 2021, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 17, 2021, with respect to 10,703 automobile receivables (the “Initial Statistical Data File”).

Further, on October 29, 2021, representatives of the Company provided us with an ineligible automobile receivable listing (the “Ineligible Automobile Receivable Listing”) with respect to 655 automobile receivables set forth on the Initial Statistical Data File. We were instructed, by representatives of the Company, to remove from the Initial Statistical Data File the automobile receivables on the Ineligible Automobile Receivable Listing. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Member of

Deloitte Touche Tohmatsu Limited

Characteristics

1. Borrower name 2. Origination date 3. Original amount financed 4. First payment date 5. Original maturity date	6. Original term 7. Scheduled monthly payment 8. Annual percentage rate (“APR”) 9. Borrower state

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Installment Sales Contract, Modification Agreement or Correction Letter (collectively, the “Contract”).

We compared Characteristic 9. to the corresponding information set forth on or derived from the Title Application or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 5., differences of thirty days or less are deemed to be “in agreement”; and

•	with respect to Characteristic 8., differences of 0.001% or less are deemed to “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or observed the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application;

•	a Truth-in-Lending Disclosure Statement;

•	an Agreement to Provide Insurance Statement is indicated on a Contract; and

•	a model type of “used” is indicated on the Contract.

The automobile receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B and Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 23, 2021

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2021.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Six differences in first payment date.
2	Unable to verify a security interest of the Company on the Title Certificate for one Sample Receivable.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Contract
1	200111513701	First payment date	11/12/2021	11/15/2021
1	200115001401	First payment date	11/7/2021	11/11/2021
1	200122677201	First payment date	11/12/2021	11/14/2021
1	200123304801	First payment date	11/8/2021	11/9/2021
1	200125286101	First payment date	11/11/2021	11/13/2021
1	200129175601	First payment date	11/13/2021	11/16/2021

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 23, 2021.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic / Items not verified
2	200123848601	Security interest of the Company

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.